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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2005


                              AMSCAN HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       000-21827               13-3911462
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


                  80 Grasslands Road, Elmsford, New York     10523
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               (Address of Principal Executive Offices)    (Zip Code)


       Registrant's telephone number, including area code: (914) 345-2020

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO MERGER AGREEMENT
-----------------------------

On October 11, 2005, Amscan Holdings, Inc. (the "Company") entered into Amendment No. 1 ("Amendment One") to the Agreement and Plan of Merger, dated as of September 26, 2005 (as amended, the "Merger Agreement"), by and among the Company, Party City Corporation., a Delaware corporation ("Party City"), and BWP Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Company. Amendment One changes the definition of "Termination Date" under the Merger Agreement to March 1, 2006.

A copy of Amendment One is attached to this Current Report on Form 8-K as
Exhibit 2.1 and is incorporated herein by reference as though fully set forth herein. The foregoing Summary of Amendment One is qualified in its entirety by the complete text of Amendment One filed herewith.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
----------------------------------------------------

Statements in this document regarding the proposed merger contemplated by the Merger Agreement (the "Merger"), the expected effects, timing and completion of the proposed transaction and any other statements about our future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction due to the failure of Party City to obtain stockholder approval, the failure to consummate the necessary debt financing arrangements or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in our and Party City's industries, changes in government regulation, failure to manage the integration of acquired companies and other risks that are contained in documents and the other factors described in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

      (d)    The following Exhibits are filed as part of this report:

2.1 Amendment No. 1 to Agreement and Plan of Merger, dated as of October 11, 2005, by and among Party City Corporation, Amscan Holdings, Inc. and BWP Acquisition, Inc.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 11, 2005

                                              AMSCAN HOLDINGS, INC.


                                              By: /s/ Robert J. Small
                                                  ------------------------------
                                                  Name: Robert J. Small
                                                  Title: Chairman of the Board



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                                  Exhibit Index
                                  -------------

Exhibit Number      Description
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2.1                 Amendment No. 1 to Agreement and Plan of Merger, dated as of
                    October 11, 2005, by and among Party City Corporation,
                    Amscan Holdings, Inc. and BWP Acquisition, Inc.